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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  FORM 8-K/A
                               (AMENDMENT NO. 1)

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 11, 1998



                               US ONCOLOGY, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                     0-26190               84-1213501
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)


     16825 Northchase Drive, Suite 1300
              Houston, Texas                                      77060
   (Address of principal executive office)                      (Zip Code)

                                (281) 873-2674
             (Registrant's telephone number, including area code)


                Former Name:  American Oncology Resources, Inc.
                -----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

         On December 15, 1998, American Oncology Resources, Inc., a Delaware corporation (the "Company"), filed a Current Report on Form 8-K regarding its entering into that certain Agreement and Plan of Merger, effective December 11, 1998, among the Company, Physician Reliance Network, Inc., a Texas corporation ("PRN"), and Diagnostic Acquisition, Inc., a Texas corporation ("Merger Subsidiary"), of which filing this Form 8-K/A is an amendment. On June 15, 1999, the shareholders of PRN approved the merger of Merger Subsidiary with and into PRN pursuant to the Agreement and Plan of Merger, which resulted in PRN becoming a wholly owned subsidiary of the Company. In addition, on June 15, 1999, the stockholders of the Company approved the issuance of Company shares to the shareholders of PRN in connection with the merger as well as certain related matters, including the adoption of the Company's Amended and Restated Certificate of Incorporation, which, among other things, changed the name of the Company to "US Oncology, Inc." In connection with the merger, the Company also adopted Amended and Restated By-Laws.

         The Company's Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 15, 1999 and is attached hereto as Exhibit 3.1. The Company's Amended and Restated By-Laws are attached hereto as Exhibit 3.2. A press release announcing the consummation of the merger was issued on June 15, 1999 and is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.

         It is impracticable to file financial statements and pro forma financial information at this time. The Company will file such statements and information as soon as practicable. It is expected that such statements and information will be filed by amendment to this Form 8-K, on or before August 29, 1999.

(c)  Exhibits.

     Exhibit 2.1 Agreement and Plan of Merger dated as of December 11, 1998 among American Oncology Resources, Inc., Physician Reliance Network, Inc., and Diagnostic Acquisition, Inc. (Schedules and Exhibits omitted).*

     Exhibit 2.2 Company Stock Option Agreement dated as of December 11, 1998 between American Oncology Resources, Inc., and Physician Reliance Network, Inc.*

     Exhibit 2.3 Parent Stock Option Agreement dated as of December 11, 1998 between American Oncology Resources, Inc., and Physician Reliance Network, Inc.*

     Exhibit 3.1  Amended and Restated Certificate of Incorporation of the
                  Company.

     Exhibit 3.2  Amended and Restated By-Laws of the Company.
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     Exhibit 99.1 Joint Press Release dated December 14, 1998.*

     Exhibit 99.2 Press Release dated June 15, 1999.

____________________
* previously filed


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         US ONCOLOGY, INC.

         Date: June 16, 1999             By:   /s/ R. Dale Ross
                                            ----------------------------
                                            Name:  R. Dale Ross
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer